                                                                    EXHIBIT 10.1

                      SECOND AMENDMENT TO CREDIT AGREEMENT

     SECOND AMENDMENT to Credit Agreement ("Second Amendment") dated as of April 15, 1998 among and between Genzyme Corporation (the "Company"); each of the Subsidiaries of the Company identified under the caption "Subsidiary Guarantors" on the signature pages hereto; each of the Lenders identified under the caption "Lenders" on the signature pages hereto (each a "Lender" and collectively, the "Lenders"); Fleet National Bank ("Fleet") as administrative agent for the Lenders (the "Administrative Agent"); and BankBoston ("BankBoston") as documentation agent for the Lenders (the "Documentation Agent").

     Reference is made to the Credit Agreement dated as of November 14, 1996, as amended, among and between the Company, the Subsidiary Guarantors, the Lenders, the Administrative Agent and the Documentation Agent, pursuant to which the Lenders furnished to the Company a $225,000,000 revolving line of credit. Capitalized terms used in this Second Amendment have the meanings given such terms in the Credit Agreement, as amended hereby, except as provided otherwise herein.

     The Company has requested that the Credit Agreement be amended to establish the basis for the issuance of subordinated debt by the Company and to amend certain financial covenants. Under Section 12.5 of the Agreement, to be effective, this Second Amendment must be signed by the Company, the Administrative Agent and the Lenders constituting the Required Lenders.

1. Amendment to Section 1.1 - (Certain Defined Terms). Section 1.1 of the Credit Agreement is amended as follows:

     (a) The following definition of "Capital Stock" is added between the definitions "Capital Lease Obligations" and "Cash Equivalents":

          "Capital Stock" shall mean capital stock of the Company that does not rank prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of the Company, to shares of capital stock of any other class of the Company.

     (b) Intentionally omitted.

     (c) The definition of Consolidated Operating Income is deleted and the following is substituted in place thereof:

          "Consolidated Operating Income" shall mean, for any period, the Consolidated Net Income of the Company for such period, provided, however, that, to the extent the following items have been included in determining Consolidated Net Income, they shall NOT be considered in computing Consolidated Operating Income: provision for income taxes, interest expense, equity in the operating results of unconsolidated subsidiaries (including partnerships, joint ventures and Affiliates but only to the extent that such results represent noncash, nonoperating


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
     items) and other non-operating, non-cash items including, but not limited to, write-off of acquired technology or acquired, in-process research and development which, in accordance with GAAP, must be charged to income. Furthermore, all charges arising from the acquisition of Neozyme II Corporation and/or Deknatel Snowden Pencer, Inc. which are included in the determination of Consolidated Net Income for any period shall be excluded from the computation of Consolidated Operating Income whether such charges be of a cash or non-cash nature.

     (d) The following definition of "Fundamental Change" is added between the definitions "Federal Funds Rate" and "GAAP":

     "Fundamental Change" shall mean any of the following:

     (i) a "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), becoming the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of Voting Shares of the Company entitled to exercise more than 50% of the total voting power of all outstanding Voting Shares of the Company (including any right to acquire Voting Shares that are not then outstanding of which such person or group is deemed the beneficial owner); or

     (ii) a change in the Board of Directors in which the individuals who constituted the Board of Directors at the beginning of the two-year period immediately preceding such change (together with any other director whose election by the Board of Directors or whose nomination for election by the shareholders of the Company was approved by a vote of at least two-thirds of the directors then in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office; or

     (iii) any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company, or any sale or transfer of all or substantially all of the assets of the Company to another Person (other than (w) a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Capital Stock, (x) a merger which is effected solely to change the jurisdiction of incorporation of the Company, (y) any consolidation with or merger of the Company into a Wholly Owned Subsidiary of the Company, or any sale or transfer by the Company of all or substantially all of its assets to one or more of its Wholly Owned Subsidiaries, in any one transaction or a series of transactions, provided, in any such case, that the resulting corporation or each such Wholly Owned Subsidiary assumes the Obligations under the Loan Documents; or (z) a merger or consolidation in which the holders of the Company's Voting Shares immediately prior to such event

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
          continue to hold more than 50% of the Voting Shares outstanding immediately after such event).

     (e) The definition of "Net Equity Proceeds" is deleted and the following is substituted in place thereof:

          "Net Equity Proceeds" shall mean the aggregate amount of all cash payments and the fair market value of any non-cash consideration received by the Company and its Subsidiaries directly or indirectly in connection with any Investment made as a capital contribution to equity to the Company and its Subsidiaries including upon conversion of Subordinated Debt into equity of the Company or any Subsidiary; provided that Net Equity Proceeds shall be net of the amount of any legal expenses, commissions other fees and expenses paid by the Company and its Subsidiaries to any non-Affiliated person in connection with such Investment.

     (f) The definition of "Person" is deleted and the following is substituted in place thereof:

          "Person" shall mean any individual, corporation, company, voluntary association, partnership, joint venture, trust, unincorporated organization or government (or any agency, instrumentality or political subdivision thereof) and shall include any syndicate or group which would be deemed to be a "person" under Section 13(d)(3) of the Exchange Act.

     (g) The definition of "Subordinated Debt" is deleted and the following is substituted in place thereof:

          "Subordinated Debt" means (1) the Company's $13 million Convertible Note, issued February 28, 1997, (2) the Company's $20 million of Convertible Debentures, issued August 29, 1997, (3) unsecured Indebtedness of the Company or a Subsidiary of the Company in an aggregate principal amount outstanding at any time not in excess of $250,000,000 which, by its terms, is explicitly subordinated to the prior payment in full of the Obligations to at least the following extent: (a) no payments of principal of (or premium, if any) or interest on (or otherwise due in respect of) such Indebtedness may be permitted for so long as any Default or Event of Default in the payment of principal (or premium, if any) or interest on the Loans exists; (b) in the event that any other Default or Event of Default exists, upon notice by the Required Lenders, the Administrative Agent shall have the right to give notice to the Company and the holders of such Indebtedness (or agents therefor) of a payment blockage, and thereafter no payments of principal of (or premium, if any) or interest on (or otherwise due in respect of) such Indebtedness may be made for a period of 179 days from the date of such notice unless, prior to such time, such Default or Event of Default is cured or waived; provided, however, that only one such notice of a payment blockage shall be effective during any 365 consecutive day period and provided, further, that no such other Default or Event of Default that existed upon first delivery of such a notice shall be the basis for a subsequent notice of payment blockage unless such Default or Event of Default shall have been cured or waived for a


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
period of 180 consecutive days; (c) such Indebtedness may not (i) provide for payments of principal of such Indebtedness at the stated maturity thereof or by way of a sinking fund applicable thereto or by way of any mandatory redemption, defeasance, retirement or repurchase thereof by the Company or any Subsidiary (including any redemption, retirement or repurchase which is contingent upon events or circumstances but not including any exchange, conversion or payment with equity or other Subordinated Debt), in each case prior to the Revolving Credit Commitment Termination Date (without giving effect to any potential extension pursuant to Section 2.9) or (ii) permit redemption or other retirement (including pursuant to an offer to purchase made by the Company or any Subsidiary) of such other Indebtedness at the option of the holder thereof prior to the Revolving Credit Commitment Termination Date (without giving effect to any potential extension pursuant to Section 2.9) other than by conversion to Capital Stock or other equity of the Company or other Subordinated Debt; provided, however, in the case of either (i) or (ii), such Indebtedness may provide for payment prior to the stated maturity of such Indebtedness if any event which causes, or (with the giving of any notice or the lapse of time or both) permits the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause such Indebtedness to become due, or to be prepaid (whether by redemption, purchase, offer to purchase or otherwise), prior to its stated maturity would also cause a Default or an Event of Default (subject, however, to the limitations of clauses (a), (b), (d) and (e) hereof); (d) the terms of such Indebtedness shall provide, to the extent not prohibited in the Trust Indenture Act of 1939, as amended, that no action to enforce the payment thereof or to exercise any remedy with respect thereto shall occur unless the holders of such Indebtedness (or agents therefor) give the Administrative Agent notice of such default and thereafter no such enforcement action or exercise of remedies shall occur until 180 days shall have elapsed from the date of such notice without the cure or waiver of such default, provided that such standstill period shall continue for as long as a Default or an Event of Default under clause (a) above exists; provided, further, however, that the restrictions described in this clause (d) shall not apply if the event which gives rise to the right to enforce such payment or exercise such remedy triggers a Default or an Event of Default (subject, however, to the limitations of clauses (a), (b), (c), and (e); and (e) such Indebtedness shall further provide that, upon any bankruptcy, insolvency, liquidation or similar case or proceeding relative to the Company or any of its Subsidiaries, or upon the realization of any amounts by the holders of the Indebtedness (or the agents therefor) resulting from an action under clause (d) above, the Obligations shall first be paid in full to the Administrative Agent or such payment shall have been provided for to the satisfaction of the Required Lenders before any payment or distribution is made to or retained by the holders of the Indebtedness (or the agents therefor), (4) any other Indebtedness of the Company or its Subsidiaries, incurred after the date hereof, containing subordination terms, which are specifically consented to in writing by the Required Lenders and (5) any refinancing of Subordinated Debt incurred pursuant to subsections (1), (2),
(3) or (4), in which (x) the principal amount of Subordinated Debt resulting from such refinancing does not exceed the sum of (i) the principal amount of the Subordinated Debt so refinanced plus (ii) customary fees and expenses incurred in connection with such refinancing and (y) the Indebtedness resulting from such refinancing satisfies the criteria for Subordinated Debt hereunder."


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
     (h) The following definition of "Voting Shares" is added between the definition of "U.S. Person" and "Wholly Owned Subsidiary":

          "Voting Shares" shall mean all outstanding shares of any class or series (however designated) of Capital Stock entitled to vote generally in the election of members of the Board of Directors of the Company.

2. Amendment to Section 9.9(c). Section 9.9(c) is amended to delete the phrase "ratio of Consolidated Funded Debt to Consolidated EBITDA" as it appears on the second and third lines therein and to insert the phrase "ratio of (a) Consolidated Funded Debt less all cash and Cash Equivalents and Marketable Investments of the Company and its Consolidated Subsidiaries in excess of $125,000,000; to (b) Consolidated EBITDA" in lieu thereof.

3. Amendment to Section 10. Section 10 is amended to add the following subparagraph (l) after subparagraph (k) (which subparagraph (k) also is amended to add the word "or" at the end thereof):

          "(l) Any Fundamental Change shall occur;"

4. Representations and Warranties. In order to induce the Agents and Lenders to enter into this Second Amendment, the Company makes the following representations and warranties, all of which shall survive the execution and delivery of this Second Amendment:

     (a) Each of the Company and the Subsidiary Guarantors has all requisite corporate, partnership or other power and authority to execute, deliver and perform its obligations under this Second Amendment and under the Credit Agreement, as amended hereby. This Second Amendment has been duly authorized, executed and delivered by the Company and each Subsidiary Guarantor, and does not conflict with, violate or result in a breach of or require any consent under any applicable law, rule or regulation or any of the terms of the charter or by-laws (or equivalent constitutional documents) of any Obligor, any agreement or instrument to which the Company or any Subsidiary is a party or to which any of them or their Property is bound or to which any of them is subject. This Second Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligation of each Obligor enforceable against each Obligor in accordance with its terms.

     (b) On the date hereof each of the representations and warranties in the Credit Agreement are true, accurate and complete in all material respects.

     (c) Upon the execution and delivery of this Second Amendment, and the satisfaction of each of the conditions precedent set forth in Section 4 of this Second Amendment, no Default or Event of Default shall exist and be continuing.

5. Conditions Precedent. The agreements contained herein and the amendments contemplated hereby shall become effective on the date (the "Effective Date") when Company,


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
the Required Lenders, and the Administrative Agent shall have executed this Second Amendment and when each of the following conditions shall have been fulfilled:

     (a) Execution of Documents, Etc. This Second Amendment and any other agreements, documents and instruments to be executed and/or delivered in connection herewith (collectively the "Second Amendment Documents") shall have been duly and properly authorized and executed by: the Company, the Administrative Agent, and the Required Lenders and shall be in full force and effect on and as of the Effective Date of this Second Amendment and all representations and warranties of the Company hereunder shall continue to be true, accurate and complete.

     (b) Proceedings; Receipt of Documents. All requisite corporate action and proceedings of the Company and the Subsidiary Guarantors in connection with the execution and delivery of this Second Amendment and the other Second Amendment Documents shall be satisfactory in form and substance to the Administrative Agent and its counsel, and the Administrative Agent and its counsel shall have received all information and copies of all documents, including without limitation, records of requisite corporate action and proceedings which the Administrative Agent or its counsel may have requested in connection therewith, such documents where requested by the Administrative Agent or its counsel to be certified by appropriate persons or governmental authorities.

     (c) Material Litigation. There shall be no pending or, to the best knowledge of the Company, threatened litigation with respect to the Company or any Subsidiary Guarantor before any court, arbitrator or governmental or administrative body or agency which challenges or relates to (i) the transactions contemplated hereby or (ii) the Loan Documents.

     (d) Payment of Amendment Fee. Upon approval by the Required Lenders, the Company shall pay to the Administrative Agent an amendment fee of five basis points on the Revolving Credit Commitment of each of the Lenders that responds either affirmatively or negatively in writing as required by the Administrative Agent's request for approval of this Second Amendment dated April 8, 1998 on or before 9:00 A.M. (E.S.T.) April 15, 1998 (the "Responding Lenders"). This amendment fee shall be paid over by the Administrative Agent only to the Responding Lenders in accordance with their respective Revolving Credit Commitments.

6. Reaffirmation and Ratification of Existing Agreements, Etc. The Company and the Subsidiary Guarantors each: (i) reaffirms and ratifies all the Obligations to the Agents and the Lenders, in respect of the Credit Agreement, as hereby amended, and the other Loan Documents, (ii) certifies that there are no defenses, offsets or counterclaims to such Obligations as of the date hereof, (iii) expressly acknowledges its continuing liability pursuant thereto, and (iv) agrees that each of the Credit Agreement, as amended hereby, and the other Loan Documents shall remain in full force and effect, enforceable against the Company and Subsidiary Guarantors in accordance with its terms.

7.   Miscellaneous.

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

        (a) This Second Amendment may be executed on separate counterparts by the parties hereto, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same agreement.

        (b) This Second Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the laws of the Commonwealth of Massachusetts (without giving effect to the conflict of law principles thereof).

        (c) The headings of the several sections of this Second Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Second Amendment.

        (d) This Second Amendment, together with the other Second Amendment Documents, embodies the entire agreement and understanding among the parties relating to the subject matter hereof and supersedes all prior proposals, negotiation, agreements and understandings relating to such subject matter.

        (e) This Second Amendment, together with the other Second Amendment Documents, shall be deemed to be Loan Documents under the Credit Agreement.

        (f) EACH OF THE OBLIGORS, THE AGENTS AND THE LENDERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SECOND AMENDMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY.

        (g) The Company shall pay on demand the reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and expenses incurred, or which may be incurred by the Agents or the Lenders in connection with the negotiation, documentation, administration and enforcement of this Second Amendment.

     IN WITNESS WHEREOF, this Second Amendment has been duly executed and delivered as a sealed instrument at Boston, Massachusetts as of the date first above written.

                                        THE COMPANY:

                                        GENZYME CORPORATION

                                        By: /s/ David J. McLachlan
                                            -----------------------------------
                                            Title: Executive Vice President -
                                                   Finance

                                        SUBSIDIARY GUARANTORS:

                                        DEKNATEL SNOWDEN PENCER, INC.

                                        By: /s/ David J. McLachlan
                                            -----------------------------------
                                            Title: Vice President and Treasurer

                                        GENZYME SURGICAL PRODUCTS
                                        CORPORATION f/k/a DSP WORLDWIDE, INC.

                                        By: /s/ John G. Schulte
                                            -----------------------------------
                                            Title: President

                                        ALLSTON LANDING LIMITED PARTNERSHIP

                                        By: Allston Landing Corporation,
                                              its General Partner

                                        By: /s/ David J. McLachlan
                                            -----------------------------------
                                            Title: Treasurer

                                        ADMINISTRATIVE AGENT:

                                        FLEET NATIONAL BANK

                                        By: /s/ Kimberly Martone
                                            -----------------------------------
                                            Title: Vice President

                                        DOCUMENTATION AGENT:

                                        BANKBOSTON

                                        By: /s/ [signature illegible]
                                            ------------------------------------
                                            Title: Vice President

LENDERS:

     The undersigned Lender, with the Revolving Credit Commitment set forth herein, hereby enters into the foregoing Second Amendment to Credit Agreement
dated April   , 1998.


Revolving Credit Commitment:                 FLEET NATIONAL BANK

$35,000,000.00                               By: /s/ Kimberly Martone
                                                -----------------------------
                                                Title: Vice President




            [Signature Page to Second Amendment to Credit Agreement
                             dated April   , 1998]

LENDERS:

     The undersigned Lender, with the Revolving Credit Commitment set forth herein, hereby enters into the foregoing Second Amendment to Credit Agreement
dated April   , 1998.


Revolving Credit Commitment:                 BANKBOSTON

$22,000,000.00                               By: /s/ [signature illegible]
                                                -----------------------------
                                                Title: Vice President




            [Signature Page to Second Amendment to Credit Agreement
                             dated April   , 1998]

LENDERS:

     The undersigned Lender, with the Revolving Credit Commitment set forth herein, hereby enters into the foregoing Second Amendment to Credit Agreement
dated April   , 1998.


Revolving Credit Commitment:           BANK OF TOKYO-MITSUBISHI TRUST COMPANY

$13,000,000.00                         By: /s/ Michael J. Cronin
                                          -----------------------------
                                          Title: Vice President




            [Signature Page to Second Amendment to Credit Agreement
                             dated April   , 1998]

LENDERS:

     The undersigned Lender, with the Revolving Credit Commitment set forth herein, hereby enters into the foregoing Second Amendment to Credit Agreement
dated April   , 1998.


Revolving Credit Commitment:                 CREDIT LYONNAIS NEW YORK BRANCH

$13,000,000.00                               By:
                                                -----------------------------
                                                Title:




            [Signature Page to Second Amendment to Credit Agreement
                             dated April   , 1998]

LENDERS:

     The undersigned Lender, with the Revolving Credit Commitment set forth herein, hereby enters into the foregoing Second Amendment to Credit Agreement
dated April   , 1998.


Revolving Credit Commitment:           THE FUJI BANK, LIMITED, NEW YORK BRANCH

$13,000,000.00                         By:
                                          -----------------------------
                                          Title:




            [Signature Page to Second Amendment to Credit Agreement
                             dated April   , 1998]

LENDERS:

     The undersigned Lender, with the Revolving Credit Commitment set forth herein, hereby enters into the foregoing Second Amendment to Credit Agreement
dated April   , 1998.


Revolving Credit Commitment:                 MELLON BANK, N.A.

$13,000,000.00                               By: /s/ [signature illegible]
                                                -----------------------------
                                                Title: Vice President




            [Signature Page to Second Amendment to Credit Agreement
                             dated April   , 1998]

LENDERS:

     The undersigned Lender, with the Revolving Credit Commitment set forth herein, hereby enters into the foregoing Second Amendment to Credit Agreement
dated April   , 1998.


Revolving Credit Commitment:                 NATIONSBANK, N.A.

$13,000,000.00                               By: /s/ Michael Sylvester
                                                -----------------------------
                                                Title: Vice President




            [Signature Page to Second Amendment to Credit Agreement
                             dated April   , 1998]

LENDERS:

     The undersigned Lender, with the Revolving Credit Commitment set forth herein, hereby enters into the foregoing Second Amendment to Credit Agreement
dated April   , 1998.


Revolving Credit Commitment:                 REPUBLIC NATIONAL BANK OF NEW YORK

$13,000,000.00                               By: /s/ Theodore R. Koemer
                                                -----------------------------
                                                Title: First Vice President


                                             By: /s/ Jean-Pierre F. Diels
                                                -----------------------------
                                                Title: Executive Vice President



            [Signature Page to Second Amendment to Credit Agreement
                             dated April   , 1998]

LENDERS:

     The undersigned Lender, with the Revolving Credit Commitment set forth herein, hereby enters into the foregoing Second Amendment to Credit Agreement
dated April   , 1998.


Revolving Credit Commitment:                 ABN AMRO BANK N.V.

$7,500,000.00                                By: /s/ [signature illegible]
                                                -----------------------------
                                                Title: Vice President


                                             By: /s/ [signature illegible]
                                                -----------------------------
                                                Title: Senior Vice President



            [Signature Page to Second Amendment to Credit Agreement
                             dated April   , 1998]

LENDERS:

     The undersigned Lender, with the Revolving Credit Commitment set forth herein, hereby enters into the foregoing Second Amendment to Credit Agreement
dated April   , 1998.


Revolving Credit Commitment:                 BANK LEUMI USA

$7,500,000.00                                By: /s/ [signature illegible]
                                                -----------------------------
                                                Title: Vice President


                                             By: /s/ [signature illegible]
                                                -----------------------------
                                                Title: Vice President



            [Signature Page to Second Amendment to Credit Agreement
                             dated April   , 1998]

LENDERS:

     The undersigned Lender, with the Revolving Credit Commitment set forth herein, hereby enters into the foregoing Second Amendment to Credit Agreement
dated April   , 1998.


Revolving Credit Commitment:                 THE BANK OF NOVA SCOTIA

$7,500,000.00                                By: /s/ T.M. Pitcher
                                                -----------------------------
                                                Title: Authorized Signatory




            [Signature Page to Second Amendment to Credit Agreement
                             dated April   , 1998]

LENDERS:

     The undersigned Lender, with the Revolving Credit Commitment set forth herein, hereby enters into the foregoing Second Amendment to Credit Agreement
dated April   , 1998.


Revolving Credit Commitment:                 CITIZENS BANK OF MASSACHUSETTS

$7,500,000.00                                By: /s/ [signature illegible]
                                                -----------------------------
                                                Title: Vice President


            [Signature Page to Second Amendment to Credit Agreement
                             dated April   , 1998]

LENDERS:

     The undersigned Lender, with the Revolving Credit Commitment set forth herein, hereby enters into the foregoing Second Amendment to Credit Agreement
dated April   , 1998.


Revolving Credit Commitment:                 CORESTATES BANK, N.A.

$7,500,000.00                                By: /s/ [signature illegible]
                                                -----------------------------
                                                Title: Vice President




            [Signature Page to Second Amendment to Credit Agreement
                             dated April   , 1998]

LENDERS:

     The undersigned Lender, with the Revolving Credit Commitment set forth herein, hereby enters into the foregoing Second Amendment to Credit Agreement
dated April   , 1998.


Revolving Credit Commitment:                 CREDIT SUISSE FIRST BOSTON

$7,500,000.00                                By: /s/ Robert N. Finnery
                                                -----------------------------
                                                Title: Managing Director


                                             By: /s/ James P. Moran
                                                -----------------------------
                                                Title: Director



            [Signature Page to Second Amendment to Credit Agreement
                             dated April   , 1998]

LENDERS:

     The undersigned Lender, with the Revolving Credit Commitment set forth herein, hereby enters into the foregoing Second Amendment to Credit Agreement
dated April   , 1998.


Revolving Credit Commitment:                 KREDIETBANK, N.V.

$7,500,000.00                                By:
                                                -----------------------------
                                                Title:


                                             By:
                                                -----------------------------
                                                Title:



            [Signature Page to Second Amendment to Credit Agreement
                             dated April   , 1998]

LENDERS:

     The undersigned Lender, with the Revolving Credit Commitment set forth herein, hereby enters into the foregoing Second Amendment to Credit Agreement
dated April   , 1998.


Revolving Credit Commitment:                 LTCB TRUST CO.

$7,500,000.00                                By: /s/ [signature illegible]
                                                -----------------------------
                                                Title: Senior Vice President





            [Signature Page to Second Amendment to Credit Agreement
                             dated April   , 1998]

LENDERS:

     The undersigned Lender, with the Revolving Credit Commitment set forth herein, hereby enters into the foregoing Second Amendment to Credit Agreement
dated April   , 1998.


Revolving Credit Commitment:                 THE NORTHERN TRUST COMPANY

$7,500,000.00                                By: /s/ [signature illegible]
                                                -----------------------------
                                                Title: Vice President





            [Signature Page to Second Amendment to Credit Agreement
                             dated April   , 1998]

LENDERS:

     The undersigned Lender, with the Revolving Credit Commitment set forth herein, hereby enters into the foregoing Second Amendment to Credit Agreement
dated April   , 1998.


Revolving Credit Commitment:                 THE SAKURA BANK, LIMITED

$7,500,000.00                                By: /s/ Yasumasa Kikuchi
                                                -----------------------------
                                                Title: Senior Vice President




            [Signature Page to Second Amendment to Credit Agreement
                             dated April   , 1998]

LENDERS:

     The undersigned Lender, with the Revolving Credit Commitment set forth herein, hereby enters into the foregoing Second Amendment to Credit Agreement
dated April   , 1998.


Revolving Credit Commitment:                 THE SANWA BANK, LIMITED

$7,500,000.00                                By: /s/ Takayoshi Futae
                                                -----------------------------
                                                Title: Deputy General Manager





            [Signature Page to Second Amendment to Credit Agreement
                             dated April   , 1998]

LENDERS:

     The undersigned Lender, with the Revolving Credit Commitment set forth herein, hereby enters into the foregoing Second Amendment to Credit Agreement
dated April   , 1998.


Revolving Credit Commitment:                 THE SUMITOMO BANK, LIMITED,
                                               NEW YORK BRANCH

$7,500,000.00                                By: /s/ John C. Kissinger
                                                -----------------------------
                                                Title: Joint General Manager





            [Signature Page to Second Amendment to Credit Agreement
                             dated April   , 1998]